SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date earliest event reported) March 30, 1998

                           COMPUTER MARKETPLACE, INC.
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             (exact name of registrant as specified in its charter)


       DELAWARE                    0-1473                  33-0008870
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   (State or other juris-         (Commission            (IRS Employer
   diction of Incorporation)      File number)           Identification No.)


  1171 RAILROAD STREET, CORONA, CALIFORNIA                            91720
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  (Address of principal executive offices)                          (Zip Code)



  Registrant's Telephone Number,
    including Area Code:                                   (909) 735-2120
                                                           --------------


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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On March 30, 1998, at a Special Meeting, the Board of Directors of Computer Marketplace, Inc., a Delaware corporation (the "Registrant") approved a resolution to extend the expiration date of the Registrant's currently outstanding Class D Warrants from March 31, 1998 to March 31, 1999. Additionally, the Board approved the temporarily decrease in exercise price of the Class D Warrant from $2.50 to $1.00 per share. Such decrease in exercise price shall expire on May 31, 1998, at which time the exercise price shall return to $2.50 per share. The Class D Warrants entitled the holders thereof to purchase one share of Registrant's Common Stock for each warrant.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                            COMPUTER MARKETPLACE, INC.




                                            By: /s/  L. Wayne Kiley
                                               ---------------------------
                                                     L. Wayne Kiley
                                                     President


Dated:  March 31, 1998